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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 21, 1999
                                                        -----------------



                          HOOKER FURNITURE CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                        (State or other jurisdiction of
                         incorporation or organization)


               000-25349                       54-0251350
               ---------                       ----------
              (Commission                   (I.R.S. Employer
               File No.)                    Identification No.)


           440 East Commonwealth Blvd., Martinsville, Virginia   24115
           -----------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


              Registrant's telephone number, including area code:

                                 (540) 632-2133
                                 --------------

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ITEM 5.   OTHER EVENTS

     The Board of Directors of Hooker Furniture Corporation (the Company), at its meeting on December 21, 1999, promoted Paul B. Toms, Jr. to President and Chief Operating Officer and Douglas C. Williams to Executive Vice President - Manufacturing of the Company. Mr. Toms replaces J. Clyde Hooker, Jr., who had served as interim President since June 22, 1999 following the retirement of A. Frank Hooker, Jr. J. Clyde Hooker, Jr. will continue to serve as Chairman of the Board and Chief Executive Officer. Mr. Williams replaces Mr. Toms as Executive Vice President -Manufacturing.

     The Company's press release announcing the promotions of Mr. Toms and Mr. Williams is included as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

            99.1    Press Release dated December 27, 1999




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                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HOOKER FURNITURE CORPORATION



                              By: /s/ E. Larry Ryder
                                  ---------------------------------
                                  E. Larry Ryder
                                  Senior Vice President - Finance and
                                  Administration


Date:  December 29, 1999



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                                  EXHIBIT LIST
                                  ------------


Exhibit                           Description
-------                           -----------

99.1   Press Release dated December 27, 1999